===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------



       Date of Report (Date of Earliest Event Reported): October 27, 1999

                              MEDIAONE GROUP, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                   DELAWARE
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               1-8611                                  84-0926774
-------------------------------------      -----------------------------------
      (Commission File Number)             (I.R.S. Employer Identification No.)


       188 INVERNESS DRIVE WEST
         ENGLEWOOD, COLORADO                              80112
-----------------------------------------   -----------------------------------
(Address of Principal Executive offices)                (Zip Code)

                                (303) 858-3000
-------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code

                                     N/A
-------------------------------------------------------------------------------
        (Former Name or Former Address, if changed Since Last Report)

===============================================================================

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)               EXHIBITS


EXHIBIT NO.                                 EXHIBIT
-----------                                 -------
1-A               Form of Underwriting Agreement by and among MediaOne Group,
                  Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner &
                  Smith Incorporated and Credit Suisse First Boston Corporation.

4-A               Form of Fourth Supplemental Indenture between MediaOne Group,
                  Inc. and Bank One Trust Company, NA, as Trustee.

4-B Form of PIES of MediaOne Group, Inc. (attached as Exhibit A to the Form of the Fourth Supplemental Indenture between MediaOne
                  Group, Inc. and Bank One Trust Company, NA, as Trustee, filed as Exhibit 4-A hereto).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDIAONE GROUP, INC.


                                            By:  /s/ Stephen E. Brilz
                                                 -----------------------------
Date:  October 27, 1999                          Name:  Stephen E. Brilz
                                                 Title:  Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                                 EXHIBIT
-----------                                 -------
1-A               Form of Underwriting Agreement by and among MediaOne Group,
                  Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner &
                  Smith Incorporated and Credit Suisse First Boston Corporation.

4-A               Form of Fourth Supplemental Indenture between MediaOne Group,
                  Inc. and Bank One Trust Company, NA, as Trustee.

4-B Form of PIES of MediaOne Group, Inc. (attached as Exhibit A to the Form of the Fourth Supplemental Indenture between MediaOne
                  Group, Inc. and Bank One Trust Company, NA, as Trustee, filed as Exhibit 4-A hereto).
